EXHIBIT 10 (GG)

                               DONEGAL GROUP INC.

                            15,000 CAPITAL SECURITIES

                        FLOATING RATE CAPITAL SECURITIES

               (LIQUIDATION AMOUNT $1,000.00 PER CAPITAL SECURITY)

                               PLACEMENT AGREEMENT

                              ____________________

                                                                  April 25, 2003

FTN Financial Capital Markets
845 Crossover Lane, Suite 150
Memphis, Tennessee  38117

Keefe, Bruyette & Woods, Inc.
787 7th Avenue, 4th Floor
New York, New York  10019


Ladies and Gentlemen:

         Donegal Group Inc., incorporated and existing under the laws of Delaware (the "Company"), and its financing subsidiary, DGI Statutory Trust I, a Connecticut statutory trust (the "Trust," and hereinafter together with the Company, the "Offerors"), hereby confirm their agreement (this "Agreement") with you as placement agents (the "Placement Agents"), as follows:

SECTION 1.        ISSUANCE AND SALE OF SECURITIES.

1.1 INTRODUCTION. The Offerors propose to issue and sell at the Closing (as defined in Section 2.3.1 hereof) 15,000 of the Trust's Floating Rate Capital Securities, with a liquidation amount of $1,000.00 per capital security (the "Capital Securities"), to I-Preferred Term Securities II, Ltd., a company with limited liability established under the laws of the Cayman Islands (the "Purchaser") pursuant to the terms of a Subscription Agreement entered into, or to be entered into on or prior to the Closing Date (as defined in Section 2.3.1 hereof), between the Offerors and the Purchaser (the "Subscription Agreement"), the form of which is attached hereto as Exhibit A and incorporated herein by this reference.

1.2 OPERATIVE AGREEMENTS. The Capital Securities shall be fully and unconditionally guaranteed on a subordinated basis by the Company with respect to distributions and amounts payable upon liquidation, redemption or repayment (the "Guarantee") pursuant and subject to the Guarantee Agreement (the "Guarantee Agreement"), to be dated as of the Closing Date and executed and delivered by the Company and U.S. Bank National Association ("U.S. Bank"), as trustee (the "Guarantee Trustee"), for the benefit from time to time of the holders of the Capital Securities. The entire proceeds from the sale by the Trust to the holders of the Capital Securities shall be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities"), and shall be used by the Trust to purchase $15,464,000.00 in principal amount of the Floating Rate Junior Subordinated Deferrable Interest Debentures (the "Debentures") of the Company. The Capital Securities and the Common Securities for the Trust shall be issued pursuant to an Amended and Restated Declaration of Trust among U.S. Bank, as institutional trustee (the "Institutional Trustee"), the Administrators named therein, and the Company, to be dated as of the Closing Date and in substantially the form heretofore delivered to the Placement Agents (the "Trust Agreement"). The Debentures shall be issued pursuant to an Indenture (the "Indenture"), to be dated as of the Closing Date, between the Company and U.S. Bank, as indenture trustee (the "Indenture Trustee"). The documents identified in this Section 1.2 and in
Section 1.1 are referred to herein as the "Operative Documents."

1.3 RIGHTS OF PURCHASER. The Capital Securities shall be offered and sold by the Trust directly to the Purchaser without registration of any of the Capital Securities, the Debentures or the Guarantee under the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable securities laws in reliance upon exemptions from the registration requirements of the Securities Act and other applicable securities laws. The Offerors agree that this Agreement shall be incorporated by reference into the Subscription Agreement and the Purchaser shall be entitled to each of the benefits of the Placement Agents and the Purchaser under this Agreement and shall be entitled to enforce obligations of the Offerors under this Agreement as fully as if the Purchaser were a party to this Agreement. The Offerors and the Placement Agents have entered into this Agreement to set forth their understanding as to their relationship and their respective rights, duties and obligations.

1.4 LEGENDS. Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Capital Securities and Debentures certificates shall each contain a legend as required pursuant to any of the Operative Documents.

SECTION 2.        PURCHASE OF CAPITAL SECURITIES.

2.1 EXCLUSIVE RIGHTS; PURCHASE PRICE. From the date hereof until the Closing Date (which date may be extended by mutual agreement of the Offerors and the Placement Agents), the Offerors hereby grant to the Placement Agents the exclusive right to arrange for the sale of the Capital Securities to the Purchaser at a purchase price of $1,000.00 per Capital Security.

2.2 SUBSCRIPTION AGREEMENT. The Offerors hereby agree to evidence their acceptance of the subscription by countersigning a copy of the Subscription Agreement and returning the same to the Placement Agents.

2.3      CLOSING AND DELIVERY OF PAYMENT.

2.3.1 CLOSING; CLOSING DATE. The sale and purchase of the Capital Securities by the Offerors to the Purchaser shall take place at a closing (the "Closing") at the offices of LeBoeuf, Lamb, Greene & MacRae, L.L.P., at 10:00 a.m. (New York City time) on May 15, 2003, or such other business day as may be agreed upon by the Offerors and the Placement Agents (the "Closing Date"); provided, however, that in no event shall the Closing Date occur later than May 22, 2003 unless consented to by the Purchaser. Payment by the Purchaser shall be payable in the manner set forth in the Subscription Agreement and shall be made prior to or on the Closing Date.

2.3.2 DELIVERY. The certificate for the Capital Securities shall be in definitive form, registered in the name of the Purchaser and in the aggregate amount of the Capital Securities purchased by the Purchaser.

2.3.3 TRANSFER AGENT. The Offerors shall deposit the certificate representing the Capital Securities with the Institutional Trustee or other appropriate party prior to the Closing Date.

2.4      PLACEMENT AGENTS' FEES AND EXPENSES.

2.4.1 PLACEMENT AGENTS' COMPENSATION. Because the proceeds from the sale of the Capital Securities shall be used to purchase the Debentures from the Company, the Company shall pay an aggregate of $30.00 for each $1,000.00 of principal amount of Debentures sold to the Trust (excluding the Debentures related to the Common Securities purchased by the Company). Of this amount, $15.00 for each $1,000.00 of principal amount of Debentures shall be payable to FTN Financial Capital Markets and $15.00 for each $1,000.00 of principal amount of Debentures shall be payable to Keefe, Bruyette & Woods, Inc. Such amount shall be delivered to the Trustee or such other person designated by the Placement Agents on the Closing Date and shall be allocated between and paid to the respective Placement Agents as directed by the Placement Agents.

2.4.2 COSTS AND EXPENSES. Whether or not this Agreement is terminated or the sale of the Capital Securities is consummated, the Company hereby covenants and agrees that it shall pay or cause to be paid (directly or by reimbursement) all reasonable costs and expenses incident to the performance of the obligations of the Offerors under this Agreement, including all fees, expenses and disbursements of counsel and accountants for the Offerors; the reasonable costs and charges of any trustee, transfer agent or registrar and the fees and disbursements of counsel to any trustee, transfer agent or registrar in each case only to the extent attributable to the Debentures and the Capital Securities; all reasonable expenses incurred by the Offerors incident to the preparation, execution and delivery of the Trust Agreement, the Indenture, and the Guarantee; and all other reasonable costs and expenses incident to the performance of the obligations of the Company hereunder and under the Trust Agreement.

2.5 FAILURE TO CLOSE. If any of the conditions to the Closing specified in this Agreement shall not have been fulfilled to the satisfaction of the Placement Agents or if the Closing shall not have occurred on or before 10:00 a.m. (New York City time) on May 22, 2003, then each party hereto, notwithstanding anything to the contrary in this Agreement, shall be relieved of all further obligations under this Agreement without thereby waiving any rights it may have by reason of such nonfulfillment or failure; PROVIDED, HOWEVER, that the obligations of the parties under Sections 2.4.2, 7.5 and 9 shall not be so relieved and shall continue in full force and effect.

SECTION 3. CLOSING CONDITIONS. The obligations of the Purchaser and the Placement Agents on the Closing Date shall be subject to the accuracy, at and as of the Closing Date, of the representations and warranties of the Offerors contained in this Agreement, to the accuracy, at and as of the Closing Date, of the statements of the Offerors made in any certificates pursuant to this Agreement, to the performance by the Offerors of their respective obligations under this Agreement, to compliance, at and as of the Closing Date, by the Offerors with their respective agreements herein contained, and to the following further conditions:

3.1 OPINIONS OF COUNSEL. On the Closing Date, the Placement Agents shall have received the following favorable opinions, each dated as of the Closing Date:
(a) from Duane, Morris LLP], counsel for the Offerors and addressed to the Purchaser and the Placement Agents in substantially the form set forth on EXHIBIT B-1 attached hereto and incorporated herein by this reference, (b) from Bingham McCutchen LLP, special Connecticut counsel to the Offerors and addressed to the Purchaser, the Placement Agents and the Offerors, in substantially the form set forth on EXHIBIT B-2 attached hereto and incorporated herein by this reference, and (c) from LeBoeuf, Lamb, Greene & MacRae, L.L.P., special tax counsel to the Offerors, and addressed to the Placement Agents and the Offerors, in substantially the form set forth on EXHIBIT B-3 attached hereto and incorporated herein by this reference, subject to the receipt by LeBoeuf, Lamb, Greene & MacRae, L.L.P. of a representation letter from the Company in the form set forth in EXHIBIT B-3 completed in a manner reasonably satisfactory to LeBoeuf, Lamb, Greene & MacRae, L.L.P. (collectively, the "Offerors' Counsel Opinions"). In rendering the Offerors' Counsel Opinions, counsel to the Offerors may rely as to factual matters upon certificates or other documents furnished by officers, directors and trustees of the Offerors (copies of which shall be delivered to the Placement Agents and the Purchaser) and by government officials, and upon such other documents as counsel to the Offerors may, in their reasonable opinion, deem appropriate as a basis for the Offerors' Counsel Opinions. Counsel to the Offerors may specify the jurisdictions in which they are admitted to practice and that they are not admitted to practice in any other jurisdiction and are not experts in the law of any other jurisdiction. If the Offerors' counsel is not admitted to practice in the State of New York, the opinion of Offerors' counsel may assume, for purposes of the opinion, that the laws of the State of New York are substantively identical, in all respects material to the opinion, to the internal laws of the state in which such counsel is admitted to practice. Such Offerors' Counsel Opinions shall not state that they are to be governed or qualified by, or that they are otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

3.2 OFFICER'S CERTIFICATE. At the Closing Date, the Purchaser and the Placement Agents shall have received certificates from the Chief Executive Officer of the Company, dated as of the Closing Date, stating that (a) the representations and warranties of the Offerors set forth in Section 5 hereof are true and correct as of the Closing Date and that the Offerors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Date, (b) since the date of this Agreement the Offerors have not incurred any liability or obligation, direct or contingent, or entered into any material transactions, other than in the ordinary course of business, which is material to the Offerors, and (c) covering such other matters as the Placement Agents may reasonably request.

3.3 ADMINISTRATOR'S CERTIFICATE. At the Closing Date, the Purchaser and the Placement Agents shall have received a certificate of one or more Administrators of the Trust, dated as of the Closing Date, stating that the representations and warranties of the Trust set forth in Section 5 are true and correct as of the Closing Date and that the Trust has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date.

3.4 PURCHASE PERMITTED BY APPLICABLE LAWS; LEGAL INVESTMENT. The purchase of and payment for the Capital Securities as described in this Agreement and pursuant to the Subscription Agreement shall (a) not be prohibited by any applicable law or governmental regulation, (b) not subject the Purchaser or the Placement Agents to any penalty or, in the reasonable judgment of the Purchaser and the Placement Agents, other onerous conditions under or pursuant to any applicable law or governmental regulation, and (c) be permitted by the laws and regulations of the jurisdictions to which the Purchaser and the Placement Agents are subject.

3.5 CONSENTS AND PERMITS. The Company and the Trust shall have received all consents, permits and other authorizations, and made all such filings and declarations, as may be required from any person or entity pursuant to any law, statute, regulation or rule (federal, state, local and foreign), or pursuant to any agreement, order or decree to which the Company or the Trust is a party or to which either is subject, in connection with the transactions contemplated by this Agreement.

3.6 SALE OF PURCHASER SECURITIES. The Purchaser shall have sold securities issued by the Purchaser in an amount such that the net proceeds of such sale shall be (i) available on the Closing Date and (ii) in an amount sufficient to purchase the Capital Securities and all other capital or similar securities contemplated in agreements similar to this Agreement and the Subscription Agreement.

3.7 INFORMATION. Prior to or on the Closing Date, the Offerors shall have furnished to the Placement Agents such further information, certificates, opinions and documents addressed to the Purchaser and the Placement Agents, which the Placement Agents may reasonably request, including, without limitation, a complete set of the Operative Documents or any other documents or certificates required by this Section 3; and all proceedings taken by the Offerors in connection with the issuance, offer and sale of the Capital Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Placement Agents.

         If any condition specified in this Section 3 shall not have been fulfilled when and as required in this Agreement, or if any of the opinions or certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Placement Agents, this Agreement may be terminated by the Placement Agents by notice to the Offerors at any time at or prior to the Closing Date. Notice of such termination shall be given to the Offerors in writing or by telephone or facsimile confirmed in writing.

SECTION 4. CONDITIONS TO THE OFFERORS' OBLIGATIONS. The obligations of the Offerors to sell the Capital Securities to the Purchaser and consummate the transactions contemplated by this Agreement shall be subject to the accuracy, at and as of the Closing Date, of the representations and warranties of the Placement Agents contained in this Agreement and to the following further conditions:

4.1 EXECUTED AGREEMENT. The Offerors shall have received from the Placement Agents an executed copy of this Agreement.

4.2 FULFILLMENT OF OTHER OBLIGATIONS. The Placement Agents shall have fulfilled all of their other obligations and duties required to be fulfilled under this Agreement prior to or at the Closing.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE OFFERORS. Except as set forth on the Disclosure Schedule (as defined in Section 11.1) attached hereto, if any, the Offerors jointly and severally represent and warrant to the Placement Agents and the Purchaser as of the date hereof and as of the Closing Date as follows:

5.1      SECURITIES LAW MATTERS; AUTHORIZATIONS.

(a) Neither the Company nor the Trust, nor any of their "Affiliates" (as defined in Rule 501(b) of Regulation D under the Securities Act ("Regulation D")), nor any person acting on any of their behalf has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration under the Securities Act of any of the Capital Securities, the Guarantee or the Debentures (collectively, the "Securities") or any other securities to be issued, or which may be issued, by the Purchaser.

(b) Neither the Company nor the Trust, nor any of their Affiliates, nor any person acting on its or their behalf has (i) other than the Placement Agents, offered for sale or solicited offers to purchase the Securities, (ii) engaged or will engage, in any "directed selling efforts" within the meaning of Regulation S under the Securities Act ("Regulation S") with respect to the Securities, or
(iii) engaged in any form of offering, general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of any of the Securities.

(c) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

(d) Neither the Company nor the Trust is or, after giving effect to the offering and sale of the Capital Securities and the consummation of the transactions described in this Agreement, will be an "investment company" or an entity "controlled" by an "investment company," in each case within the meaning of
Section 3(a) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), without regard to Section 3(c) of the Investment Company Act.

(e) Neither the Company nor the Trust has paid or agreed to pay to any person or entity (other than the Placement Agents) any compensation for soliciting another to purchase any of the Securities.

(f) No authorization, approval, consent, order, registration or qualification of or with any court or governmental authority or agency (including, without limitation, any insurance regulatory agency or body) is required in connection with the offering and sale of the Securities or the Guarantee hereunder, or the consummation by the Company or the Trust of any other transaction contemplated hereby, except such as have been obtained and made under the federal securities laws or state insurance laws and such as may be required under state or foreign securities or Blue Sky laws.

5.2 ORGANIZATION, STANDING AND QUALIFICATION OF THE TRUST. The Trust has been duly created and is validly existing in good standing as a statutory trust under the Connecticut Statutory Trust Act (the "Statutory Trust Act") with the power and authority to own property and to conduct the business it transacts and proposes to transact and to enter into and perform its obligations under the Operative Documents. The Trust is duly qualified to transact business as a foreign entity and is in good standing in each jurisdiction in which such qualification is necessary, except where the failure to so qualify or be in good standing would not have a material adverse effect on the Trust. The Trust is not a party to or otherwise bound by any agreement other than the Operative Documents. The Trust is and will, under current law, be classified for federal income tax purposes as a grantor trust and not as an association taxable as a corporation.

5.3 TRUST AGREEMENT. The Trust Agreement has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company and the Administrators of the Trust, and, assuming due authorization, execution and delivery by the Institutional Trustee, will be a valid and binding obligation of the Company and such Administrators, enforceable against them in accordance with its terms, subject to (a) applicable bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation and other laws relating to or affecting creditors' rights generally, and (b) general principles of equity (regardless of whether considered and applied in a proceeding in equity or at law) ("Bankruptcy and Equity"). Each of the Administrators of the Trust is an employee or a director of the Company or of a subsidiary of the Company and has been duly authorized by the Company to execute and deliver the Trust Agreement.

5.4 GUARANTEE AGREEMENT AND THE INDENTURE. Each of the Guarantee and the Indenture has been duly authorized by the Company and, on the Closing Date will have been duly executed and delivered by the Company, and, assuming due authorization, execution and delivery by the Guarantee Trustee, in the case of the Guarantee, and by the Indenture Trustee, in the case of the Indenture, will be a valid and binding obligation of the Company enforceable against it in accordance with its terms, subject to Bankruptcy and Equity.

5.5 CAPITAL SECURITIES AND COMMON SECURITIES. The Capital Securities and the Common Securities have been duly authorized by the Trust Agreement and, when issued and delivered against payment therefor on the Closing Date to the Purchaser, in the case of the Capital Securities, and to the Company, in the case of the Common Securities, will be validly issued and represent undivided beneficial interests in the assets of the Trust. None of the Capital Securities or the Common Securities is subject to preemptive or other similar rights. On the Closing Date, all of the issued and outstanding Common Securities will be directly owned by the Company free and clear of any pledge, security interest, claim, lien or other encumbrance.

5.6 DEBENTURES. The Debentures have been duly authorized by the Company and, at the Closing Date, will have been duly executed and delivered to the Indenture Trustee for authentication in accordance with the Indenture, and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor by the Trust, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture enforceable against the Company in accordance with their terms, subject to Bankruptcy and Equity.

5.7 POWER AND AUTHORITY. This Agreement has been duly authorized, executed and delivered by the Company and the Trust and constitutes the valid and binding obligation of the Company and the Trust, enforceable against the Company and the Trust in accordance with its terms, subject to Bankruptcy and Equity.

5.8 NO DEFAULTS. The Trust is not in violation of the Trust Agreement or, to the knowledge of the Administrators, any provision of the Statutory Trust Act. The execution, delivery and performance by the Company or the Trust of this Agreement or the Operative Documents to which it is a party, and the consummation of the transactions contemplated herein or therein and the use of the proceeds therefrom, will not conflict with or constitute a breach of, or a default under, or result in the creation or imposition of any lien, charge or other encumbrance upon any property or assets of the Trust, the Company or any of the Company's Significant Subsidiaries (as defined in Section 5.10 hereof) pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Trust, the Company or any of its Significant Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of any of them is subject, except for a conflict, breach, default, lien, charge or encumbrance which could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect nor will such action result in any violation of the Trust Agreement or the Statutory Trust Act or require the consent, approval, authorization or order of any court or governmental agency or body. As used herein, the term "Material Adverse Effect" means any one or more effects that individually or in the aggregate are material and adverse to the Offerors' ability to consummate the transactions contemplated herein or in the Operative Documents or any one or more effects that individually or in the aggregate are material and adverse to the condition (financial or otherwise), earnings, affairs, business prospects or results of operations of the Company and its Significant Subsidiaries taken as whole, whether or not occurring in the ordinary course of business.

5.9 ORGANIZATION, STANDING AND QUALIFICATION OF THE COMPANY. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, with all requisite corporate power and authority to own its properties and conduct the business it transacts and proposes to transact, and is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the nature of its activities requires such qualification, except where the failure of the Company to be so qualified would not, singly or in the aggregate, have a Material Adverse Effect.

5.10 SUBSIDIARIES OF THE COMPANY. Each of the Company's significant subsidiaries (as defined in Section 1-02(w) of Regulation S-X to the Securities Act (the "Significant Subsidiaries")) is listed in Exhibit C attached hereto and incorporated herein by this reference. Each Significant Subsidiary has been duly organized and is validly existing and in good standing under the laws of the jurisdiction in which it is chartered or organized, with all requisite power and authority to own its properties and conduct the business it transacts and proposes to transact, and is duly admitted to transact business and is in good standing as a foreign entity in each jurisdiction where the nature of its activities requires such admission, except where the failure of any such Significant Subsidiaries to be so admitted would not, singly or in the aggregate, have a Material Adverse Effect. All of the issued and outstanding shares of capital stock of the Significant Subsidiaries (a) have been duly authorized and are validly issued, (b) are fully paid and nonassessable, and (c) are wholly owned, directly or indirectly, by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, restriction upon voting or transfer, preemptive rights, claim, equity or other defect.

5.11 PERMITS. The Company and each of its Significant Subsidiaries have all requisite power and authority, and all necessary authorizations, approvals, orders, licenses (including, without limitation, insurance licenses from the insurance departments of the various states where the Significant Subsidiaries write insurance business (the "Insurance Licenses")), certificates and permits, including those that are necessary to own or lease their respective properties (collectively, "Permits"), of and from regulatory or governmental officials, bodies and tribunals that are material to the Company and its Significant Subsidiaries taken as a whole and are necessary to conduct the business now operated by them; the Company and its Significant Subsidiaries are in compliance with the terms and conditions of all such Insurance Licenses and Permits, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect; all of the Insurance Licenses and Permits are valid and in full force and effect, except where the invalidity of such Insurance Licenses and Permits or the failure of such Insurance Licenses and Permits to be in full force and effect would not result in a Material Adverse Effect; and neither the Company nor any of its Significant Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Insurance Licenses and Permits which, singly or in the aggregate, may reasonably be expected to result in a Material Adverse Effect.

5.12 CONFLICTS, AUTHORIZATIONS AND APPROVALS. Neither the Company nor any of its Significant Subsidiaries is in violation of its respective articles or certificate of incorporation or charter or by-laws or similar organizational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which either the Company or any of its Significant Subsidiaries is a party, or by which it or any of them may be bound or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject, the effect of which violation or default in performance or observance would have, singly or in the aggregate, a Material Adverse Effect.

5.13     FINANCIAL STATEMENTS.

(a) The consolidated balance sheets of the Company and all of its Significant Subsidiaries as of December 31, 2001 and December 31, 2002, and related consolidated income statements and statements of changes in shareholders' equity for the 3 years ended December 31, 2002 together with the notes thereto (the "Financial Statements"), copies of each of which have been provided to the Placement Agents, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be disclosed therein) and fairly present in all material respects the financial position and the results of operations and changes in shareholders' equity of the Company and all of its Significant Subsidiaries as of the dates and for the periods indicated (subject, in the case of interim financial statements, to normal recurring year-end adjustments, none of which shall be material). The books and records of the Company and all of its Significant Subsidiaries have been, and are being, maintained in all material respects in accordance with generally accepted accounting principles and any other applicable legal and accounting requirements and reflect only actual transactions.

(b) The statutory financial statements as of December 31, 2001 and December 31, 2002 (the "Statutory Financial Statements") of each of the Company's insurance subsidiaries have for each relevant period been prepared in accordance with accounting practices prescribed or permitted by the National Association of Insurance Commissioners, and with respect to each insurance subsidiary, the appropriate Insurance Department of the state of domicile of such insurance subsidiary, and such accounting practices have been applied on a consistent basis throughout the periods involved.

(c) Since the respective dates of the most recent Financial Statements and the Statutory Financial Statements, there has been no material adverse change or development with respect to the financial condition or earnings of the Company and all of its Significant Subsidiaries, taken as a whole.

(d) The accountants of the Company who certified the Financial Statements are independent public accountants of the Company and its Significant Subsidiaries within the meaning of the Securities Act and the rules and regulations thereunder.

5.14 REGULATORY ENFORCEMENT MATTERS. Neither the Company nor any of its Significant Subsidiaries is subject or is party to, or has received any notice or advice that any of them may become subject or party to, any investigation with respect to, any cease-and-desist order, agreement, consent agreement, memorandum of understanding or other regulatory enforcement action, proceeding or order with or by, or is a party to any commitment letter or similar undertaking to, or is subject to any directive by, or has been since January 1, 2001, a recipient of any supervisory letter from, or since January 1, 2001, has adopted any board resolutions at the request of, any agency charged with the supervision or regulation of insurance companies (a "Regulatory Agency") that currently restricts in any material respect the conduct of their business or that in any material manner relates to their capital adequacy, their ability or authority to pay dividends or make distributions to their shareholders or make payments of principal or interest on their debt obligations, their management or their business (each, a "Regulatory Agreement"), nor has the Company or any of its Significant Subsidiaries been advised since January 1, 2001, by any Regulatory Agency that it is considering issuing or requesting any such Regulatory Agreement. There is no material unresolved violation, criticism or exception by any Regulatory Agency with respect to any report or statement relating to any examinations of the Company or any of its Significant Subsidiaries.

5.15 NO MATERIAL CHANGE. Since December 31, 2002, there has been no material adverse change or development with respect to the condition (financial or otherwise), earnings, affairs, business prospects or results of operations of the Company or its Significant Subsidiaries on a consolidated basis, whether or not arising in the ordinary course of business.

5.16 NO UNDISCLOSED LIABILITIES. Neither the Company nor any of its Significant Subsidiaries has any material liability, whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due, including any liability for taxes (and there is no past or present fact, situation, circumstance, condition or other basis for any present or future action, suit, proceeding, hearing, charge, complaint, claim or demand against the Company or its Significant Subsidiaries giving rise to any such liability), except (i) for liabilities set forth in the Financial Statements and Statutory Financial Statements, respectively, (ii) normal fluctuation in the amount of the liabilities referred to in clause (i) above occurring in the ordinary course of business of the Company and all of its Significant Subsidiaries since the date of the most recent balance sheet included in the Financial Statements and Statutory Financial Statements, respectively, and (iii) as may be specifically disclosed in writing to the Placement Agents.

5.17 LITIGATION. No charge, investigation, action, suit or proceeding (including, without limitation, any proceeding to revoke or deny renewal of any Insurance Licenses) is pending or, to the knowledge of the Offerors, threatened, against or affecting the Company or its Significant Subsidiaries or any of their respective properties before or by (i) any court wherein an unfavorable decision, ruling or finding could reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect, or (ii) any regulatory, administrative or governmental official, commission, board, agency or other authority or body, or any arbitrator, wherein an unfavorable decision, ruling or finding could have, singly or in the aggregate, a Material Adverse Effect.

5.18 DEFERRAL OF INTEREST PAYMENTS ON DEBENTURES. The Company has no present intention to exercise its option to defer payments of interest on the Debentures as provided in the Indenture. The Company believes that the likelihood that it would exercise its right to defer payments of interest on the Debentures as provided in the Indenture at any time during which the Debentures are outstanding is remote because of the restrictions that would be imposed on the Company's ability to declare or pay dividends or distributions on, or to redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's capital stock and on the Company's ability to make any payments of principal, interest or premium on, or repay, repurchase or redeem, any of its debt securities that rank PARI PASSU in all respects with, or junior in interest to, the Debentures.

SECTION 6. REPRESENTATIONS AND WARRANTIES OF THE PLACEMENT AGENTS. Each Placement Agent represents and warrants to the Offerors as to itself (but not as to the other Placement Agent) as follows:

6.1      ORGANIZATION, STANDING AND QUALIFICATION.

(a) FTN Financial Capital Markets is a division of First Tennessee Bank, N.A., a national banking association duly organized, validly existing and in good standing under the laws of the United States, with full power and authority to own, lease and operate its properties and conduct its business as currently being conducted. FTN Financial Capital Markets is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property or conducts its business so as to require such qualification and in which the failure to so qualify would, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, business, prospects or results of operations of FTN Financial Capital Markets.

(b) Keefe, Bruyette & Woods, Inc. is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, with full power and authority to own, lease and operate its properties and conduct its business as currently being conducted. Keefe, Bruyette & Woods, Inc. is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property or conducts its business so as to require such qualification and in which the failure to so qualify would, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, business, prospects or results of operations of Keefe, Bruyette & Woods, Inc.

6.2 POWER AND AUTHORITY. The Placement Agent has all requisite power and authority to enter into this Agreement, and this Agreement has been duly and validly authorized, executed and delivered by the Placement Agent and constitutes the legal, valid and binding agreement of the Placement Agent, enforceable against the Placement Agent in accordance with its terms, subject to Bankruptcy and Equity and except as any indemnification or contribution provisions thereof may be limited under applicable securities laws.

6.3 GENERAL SOLICITATION. In the case of the offer and sale of the Capital Securities, no form of general solicitation or general advertising was used by the Placement Agent or its representatives including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Neither the Placement Agent nor its representatives have engaged or will engage in any "directed selling efforts" within the meaning of Regulation S with respect to the Capital Securities.

6.4 PURCHASER. The Placement Agent has made such reasonable inquiry as is necessary to determine that the Purchaser is acquiring the Capital Securities for its own account, that the Purchaser does not intend to distribute the Capital Securities in contravention of the Securities Act or any other applicable securities laws, and that the Purchaser is not a "U.S. person" as that term is defined under Rule 902 of the Securities Act.

6.5 QUALIFIED PURCHASERS. The Placement Agent has not offered or sold and will not arrange for the offer or sale of the Capital Securities except (i) in an offshore transaction complying with Rule 903 of Regulation S, or (ii) to those the Placement Agent reasonably believes are "accredited investors" (as defined in Rule 501 of Regulation D), or (iii) in any other manner that does not require registration of the Capital Securities under the Securities Act. In connection with each such sale, the Placement Agent has taken or will take reasonable steps to ensure that the Purchaser is aware that (a) such sale is being made in reliance on an exemption under the Securities Act, and (b) future transfers of the Capital Securities will not be made except in compliance with applicable securities laws.

         6.6. OFFERING CIRCULARS. Neither the Placement Agent nor its representatives will include any non-public information about the Company, the Trust or any of their affiliates in any registration statement, prospectus, offering circular or private placement memorandum used in connection with any purchase of Capital Securities without the prior written consent of the Trust and the Company.

SECTION 7. COVENANTS OF THE OFFERORS. The Offerors covenant and agree with the Placement Agents and the Purchaser as follows:

7.1 COMPLIANCE WITH REPRESENTATIONS AND WARRANTIES. During the period from the date of this Agreement to the Closing Date, the Offerors shall use their best efforts and take all action necessary or appropriate to cause their representations and warranties contained in Section 5 hereof to be true as of the Closing Date, after giving effect to the transactions contemplated by this Agreement, as if made on and as of the Closing Date.

7.2 SALE AND REGISTRATION OF SECURITIES. The Offerors and their Affiliates shall not nor shall any of them permit any person acting on their behalf (other than the Placement Agents), to directly or indirectly (a) sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would or could be integrated with the sale of the Capital Securities in a manner that would require the registration under the Securities Act of the Securities, or (b) make offers or sales of any such Security, or solicit offers to buy any such Security, under circumstances that would require the registration of any of such Securities under the Securities Act.

7.3 USE OF PROCEEDS. The Trust shall use the proceeds from the sale of the Capital Securities to purchase the Debentures from the Company.

7.4 INVESTMENT COMPANY. The Offerors shall not engage, or permit any subsidiary to engage, in any activity which would cause it or any subsidiary to be an "investment company" under the provisions of the Investment Company Act.

7.5 REIMBURSEMENT OF EXPENSES. If the sale of the Capital Securities provided for herein is not consummated (a) because any condition set forth in Section 3 hereof is not satisfied, or (b) because of any refusal, inability or failure on the part of the Company or the Trust to perform any agreement herein or comply with any provision hereof other than by reason of a breach by the Placement Agents, the Company shall reimburse the Placement Agents upon demand for all of their pro rata share of out-of-pocket expenses (including reasonable fees and disbursements of counsel) in an amount not to exceed $50,000.00 that shall have been incurred by them in connection with the proposed purchase and sale of the Capital Securities. Notwithstanding the foregoing, the Company shall have no obligation to reimburse the Placement Agents for their out-of-pocket expenses if the sale of the Capital Securities fails to occur because the condition set forth in Section 3.6 is not satisfied or because either of the Placement Agents fails to fulfill a condition set forth in Section 4.

7.6 DIRECTED SELLING EFFORTS, SOLICITATION AND ADVERTISING. In connection with any offer or sale of any of the Securities, the Offerors shall not, nor shall either of them permit any of their Affiliates or any person acting on their behalf, other than the Placement Agents, to, (a) engage in any "directed selling efforts" within the meaning of Regulation S, or (b) engage in any form of general solicitation or general advertising (as defined in Regulation D).

7.7 COMPLIANCE WITH RULE 144A(D)(4) UNDER THE SECURITIES ACT. So long as any of the Securities are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Offerors will, during any period in which they are not subject to and in compliance with Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the Offerors are not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b) under the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser in connection with any proposed transfer, any information required to be provided by Rule 144A(d)(4) under the Securities Act, if applicable. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities. The information provided by the Offerors pursuant to this Section 7.7 will not, at the date thereof, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

7.8 QUARTERLY REPORTS. Within 50 days of the end of each of the first three calendar year quarters and within 75 days of the end of each calendar year during which the Debentures are issued and outstanding, the Offerors shall submit to The Bank of New York a completed quarterly report in the form attached hereto as EXHIBIT D. The Offerors acknowledge and agree that The Bank of New York and its successors and assigns is a third party beneficiary of this Section 7.8.

SECTION 8. COVENANTS OF THE PLACEMENT AGENTS. The Placement Agents covenant and agree with the Offerors that, during the period from the date of this Agreement to the Closing Date, the Placement Agents shall use their best efforts and take all action necessary or appropriate to cause their representations and warranties contained in Section 6 to be true as of Closing Date, after giving effect to the transactions contemplated by this Agreement, as if made on and as of the Closing Date. The Placement Agents further covenant and agree not to engage in hedging transactions with respect to the Capital Securities unless such transactions are conducted in compliance with the Securities Act.

SECTION 9.        INDEMNIFICATION.

9.1 INDEMNIFICATION OBLIGATION. The Offerors shall jointly and severally indemnify and hold harmless the Placement Agents and the Purchaser and each of their respective agents, employees, officers and directors and each person that controls either of the Placement Agents or the Purchaser within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, and agents, employees, officers and directors or any such controlling person of either of the Placement Agents or the Purchaser (each such person or entity, an "Indemnified Party") from and against any and all losses, claims, damages, judgments, liabilities or expenses, joint or several, to which such Indemnified Party may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Offerors), insofar as such losses, claims, damages, judgments, liabilities or expenses (or actions in respect thereof) arise out of, or are based upon, or relate to, in whole or in part, (a) any untrue statement or alleged untrue statement of a material fact contained in any information (whether written or oral) or documents executed in favor of, furnished or made available to the Placement Agents or the Purchaser by the Offerors, or (b) any omission or alleged omission to state in any information (whether written or oral) or documents executed in favor of, furnished or made available to the Placement Agents or the Purchaser by the Offerors a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Indemnified Party for any legal and other expenses as such expenses are reasonably incurred by such Indemnified Party in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, judgment, liability, expense or action described in this Section 9.1. In addition to their other obligations under this Section 9, the Offerors hereby agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of, or based upon, or related to the matters described above in this Section 9.1, they shall reimburse each Indemnified Party on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, each Indemnified Party shall promptly return such amounts to the Offerors together with interest, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by First Tennessee Bank, N.A. (the "Prime Rate"). Any such interim reimbursement payments that are not made to an Indemnified Party within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

9.2 CONDUCT OF INDEMNIFICATION PROCEEDINGS. Promptly after receipt by an Indemnified Party under this Section 9 of notice of the commencement of any action, such Indemnified Party shall, if a claim in respect thereof is to be made against the Offerors under this Section 9, notify the Offerors in writing of the commencement thereof; but, subject to Section 9.4, the omission to so notify the Offerors shall not relieve them from any liability pursuant to
Section 9.1 which the Offerors may have to any Indemnified Party unless and to the extent that the Offerors did not otherwise learn of such action and such failure by the Indemnified Party results in the forfeiture by the Offerors of substantial rights and defenses. In case any such action is brought against any Indemnified Party and such Indemnified Party seeks or intends to seek indemnity from the Offerors, the Offerors shall be entitled to participate in, and, to the extent that they may wish, to assume the defense thereof with counsel reasonably satisfactory to such Indemnified Party; PROVIDED, HOWEVER, if the defendants in any such action include both the Indemnified Party and the Offerors and the Indemnified Party shall have reasonably concluded that there may be a conflict between the positions of the Offerors and the Indemnified Party in conducting the defense of any such action or that there may be legal defenses available to it and/or other Indemnified Parties which are different from or additional to those available to the Offerors, the Indemnified Party shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party. Upon receipt of notice from the Offerors to such Indemnified Party of their election to so assume the defense of such action and approval by the Indemnified Party of counsel, which approval shall not be unreasonably withheld, the Offerors shall not be liable to such Indemnified Party under this Section 9 for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof unless (a) the Indemnified Party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso in the preceding sentence (it being understood, however, that the Offerors shall not be liable for the expenses of more than one separate counsel representing the Indemnified Parties who are parties to such action), or (b) the Offerors shall not have employed counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel of such Indemnified Party shall be at the expense of the Offerors.

9.3 CONTRIBUTION. If the indemnification provided for in this Section 9 is required by its terms, but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an Indemnified Party under Section 9.1 in respect of any losses, claims, damages, judgments, liabilities or expenses referred to herein or therein, then the Offerors shall contribute to the amount paid or payable by such Indemnified Party as a result of any losses, claims, damages, judgments, liabilities or expenses referred to herein (a) in such proportion as is appropriate to reflect the relative benefits received by the Offerors, on the one hand, and the Indemnified Party, on the other hand, from the offering of such Capital Securities, or (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault of the Offerors, on the one hand, and the Placement Agents, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein or other breaches which resulted in such losses, claims, damages, judgments, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by the Offerors, on the one hand, and the Placement Agents, on the other hand, shall be deemed to be in the same proportion, in the case of the Offerors, as the total price paid to the Offerors for the Capital Securities sold by the Offerors to the Purchaser (net of the compensation paid to the Placement Agents hereunder, but before deducting expenses), and in the case of the Placement Agents, as the compensation received by them, bears to the total of such amounts paid to the Offerors and received by the Placement Agents as compensation. The relative fault of the Offerors and the Placement Agents shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or the omission or alleged omission of a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Offerors or the Placement Agents and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The provisions set forth in Section 9.2 with respect to notice of commencement of any action shall apply if a claim for contribution is made under this Section 9.3; PROVIDED, HOWEVER, that no additional notice shall be required with respect to any action for which notice has been given under Section 9.2 for purposes of indemnification. The Offerors and the Placement Agents agree that it would not be just and equitable if contribution pursuant to this Section 9.3 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 9.3. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, judgments, liabilities or expenses referred to in this Section 9.3 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. In no event shall the liability of the Placement Agents hereunder be greater in amount than the dollar amount of the compensation (net of payment of all expenses) received by the Placement Agents upon the sale of the Capital Securities giving rise to such obligation. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

9.4 ADDITIONAL REMEDIES. The indemnity and contribution agreements contained in this Section 9 are in addition to any liability that the Offerors may otherwise have to any Indemnified Party.

9.5 ADDITIONAL INDEMNIFICATION. The Company shall indemnify and hold harmless the Trust against all loss, liability, claim, damage and expense whatsoever, as due from the Trust under Sections 9.1 through 9.4 hereof.

SECTION 10.       RIGHTS AND RESPONSIBILITIES OF PLACEMENT AGENTS.

10.1 RELIANCE. In performing their duties under this Agreement, the Placement Agents shall be entitled to rely upon any notice, signature or writing which they shall in good faith believe to be genuine and to be signed or presented by a proper party or parties. The Placement Agents may rely upon any opinions or certificates or other documents delivered by the Offerors or their counsel or designees to either the Placement Agents or the Purchaser.

10.2 RIGHTS OF PLACEMENT AGENTS. In connection with the performance of their duties under this Agreement, the Placement Agents shall not be liable for any error of judgment or any action taken or omitted to be taken unless the Placement Agents were grossly negligent or engaged in willful misconduct in connection with such performance or non-performance. No provision of this Agreement shall require the Placement Agents to expend or risk their own funds or otherwise incur any financial liability on behalf of the Purchaser in connection with the performance of any of their duties hereunder. The Placement Agents shall be under no obligation to exercise any of the rights or powers vested in them by this Agreement.

SECTION 11.       MISCELLANEOUS.

11.1 DISCLOSURE SCHEDULE. The term "Disclosure Schedule," as used herein, means the schedule, if any, attached to this Agreement that sets forth items the disclosure of which is necessary or appropriate as an exception to one or more representations or warranties contained in Section 5 hereof. The Disclosure Schedule shall be arranged in paragraphs corresponding to the section numbers contained in Section 5. Nothing in the Disclosure Schedule shall be deemed adequate to disclose an exception to a representation or warranty made herein unless the Disclosure Schedule identifies the exception with reasonable particularity and describes the relevant facts in reasonable detail. Without limiting the generality of the immediately preceding sentence, the mere listing (or inclusion of a copy) of a document or other item in the Disclosure Schedule shall not be deemed adequate to disclose an exception to a representation or warranty made herein unless the representation or warranty has to do with the existence of the document or other item itself. Information provided by the Company in response to any due diligence questionnaire shall not be deemed part of the Disclosure Schedule and shall not be deemed to be an exception to one or more representations or warranties contained in Section 5 hereof unless such information is specifically included on the Disclosure Schedule in accordance with the provisions of this Section 11.1.

11.2 NOTICES. Prior to the Closing, and thereafter with respect to matters pertaining to this Agreement only, all notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier or overnight air courier guaranteeing next day delivery:

         if to the Placement Agents, to:

                                    FTN Financial Capital Markets
                                    845 Crossover Lane, Suite 150
                                    Memphis, Tennessee  38117
                                    Telecopier:  901-435-4706
                                    Telephone:  800-456-5460
                                    Attention:  James D. Wingett

                                            and

                                   Keefe, Bruyette & Woods, Inc.
                                   787 7th Avenue, 4th Floor
                                   New York, New York  10019
                                   Telecopier:  212-403-2000
                                   Telephone:  212-403-1004
                                   Attention:  Mitchell Kleinman,
                                               General Counsel

         with a copy to:

                                    LeBoeuf, Lamb, Greene & MacRae, L.L.P.
                                    125 West 55th Street
                                    New York, New York  10019
                                    Telecopier:  212-424-8500
                                    Telephone:  212-424-8000
                                    Attention:  Alexander M. Dye, Esq.

                                            and

                                    Sidley Austin Brown & Wood LLP
                                    787 7th Avenue
                                    New York, New York  10019
                                    Telecopier:  212-839-5599
                                    Telephone:  212-839-5300
                                    Attention:  Renwick Martin, Esq.

         if to the Offerors, to:

                                    Donegal Group Inc.
                                    1195 River Road
                                    Marietta, Pennsylvania  17547
                                    Telecopier:  717-426-7009
                                    Telephone:  717-426-7000
                                    Attention:  Donald H. Nikolaus

         with a copy to:

                                    Duane Morris LLP
                                    One Liberty Place
                                    Philadelphia, Pennsylvania  19103
                                    Telecopier:  215-979-1213
                                    Telephone:  215-979-1234
                                    Attention:  Frederick W. Dreher, Esq.

         All such notices and communications shall be deemed to have been duly given (a) at the time delivered by hand, if personally delivered, (b) five business days after being deposited in the mail, postage prepaid, if mailed, (c) when answered back, if telexed, (d) the next business day after being telecopied, or (e) the next business day after timely delivery to a courier, if sent by overnight air courier guaranteeing next day delivery. From and after the Closing, the foregoing notice provisions shall be superseded by any notice provisions of the Operative Documents under which notice is given. The Placement Agents, the Company, and their respective counsel, may change their respective notice addresses from time to time by written notice to all of the foregoing persons.

11.3 PARTIES IN INTEREST, SUCCESSORS AND ASSIGNS. Except as expressly set forth herein, this Agreement is made solely for the benefit of the Placement Agents, the Purchaser and the Offerors and any person controlling the Placement Agents, the Purchaser or the Offerors and their respective successors and assigns; and no other person shall acquire or have any right under or by virtue of this Agreement. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

11.4 COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

11.5 HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

11.6 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAWS PERTAINING TO CONFLICTS OF
LAWS) OF THE STATE OF NEW YORK.

11.7 ENTIRE AGREEMENT. This Agreement, together with the other Operative Documents and the other documents delivered in connection with the transactions contemplated by this Agreement, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, together with the other Operative Documents and the other documents delivered in connection with the transaction contemplated by this Agreement, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

11.8 SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that all of the Offerors', Placement Agents' and the Purchaser's rights and privileges shall be enforceable to the fullest extent permitted by law.

11.9 SURVIVAL. The Placement Agents and the Offerors, respectively, agree that the representations, warranties and agreements made by each of them in this Agreement and in any certificate or other instrument delivered pursuant hereto shall remain in full force and effect and shall survive the delivery of, and payment for, the Capital Securities.

                     SIGNATURES APPEAR ON THE FOLLOWING PAGE

         If this Agreement is satisfactory to you, please so indicate by signing the acceptance of this Agreement and deliver such counterpart to the Offerors whereupon this Agreement will become binding between us in accordance with its terms.

Very truly yours,

DONEGAL GROUP INC.



By:      /S/ DONALD H. NIKOLAUS
Name:    DONALD H. NIKOLAUS
Title:   PRESIDENT


DGI STATUTORY TRUST I



By:   /S/ RALPH G. SPONTAK
Name: RALPH G. SPONTAK_______________________
Title:  Administrator


                            CONFIRMED AND ACCEPTED,
                      as of the date first set forth above

FTN FINANCIAL CAPITAL MARKETS,
A DIVISION OF FIRST TENNESSEE BANK, N.A.,
AS A PLACEMENT AGENT


By: /S/ JAMES D. WINGETT
Name:  James D. Wingett
Title     Managing Director


KEEFE, BRUYETTE & WOODS, INC.
A NEW YORK CORPORATION, AS A PLACEMENT AGENT


By:   /S/ PETER J. WIRTH
Name:  Peter J. Wirth
Title:    Managing Director

NYB 550929.4 07935 00425                                 A-6

                                                                       Debenture

NYB 550929.4 07935 00425
                                    EXHIBIT A

                         FORM OF SUBSCRIPTION AGREEMENT

                              DGI STATUTORY TRUST I

                               DONEGAL GROUP INC.

                             SUBSCRIPTION AGREEMENT

                                  MAY 15, 2003

         THIS SUBSCRIPTION AGREEMENT (this "Agreement") made among DGI Statutory Trust I (the "Trust"), a statutory trust created under the Connecticut Statutory Trust Act (Chapter 615 of Title 34 of the Connecticut General Statutes, Section 500, ET SEQ.), Donegal Group Inc., a Delaware corporation, with its principal offices located at 1195 River Road, Marietta, Pennsylvania 17547 (the "Company" and, collectively with the Trust, the "Offerors"), and I-Preferred Term Securities II, Ltd. (the "Purchaser").

                                    RECITALS:

A. The Trust desires to issue 15,000 of its Floating Rate Capital Securities (the "Capital Securities"), liquidation amount $1,000.00 per Capital Security, representing an undivided beneficial interest in the assets of the Trust (the "Offering"), to be issued pursuant to an Amended and Restated Declaration of Trust (the "Declaration") by and among the Company, U.S. Bank National Association ("U.S. Bank"), the administrators named therein, and the holders (as defined therein), which Capital Securities are to be guaranteed by the Company with respect to distributions and payments upon liquidation, redemption and otherwise pursuant to the terms of a Guarantee Agreement between the Company and U.S. Bank, as trustee (the "Guarantee"); and

B. The proceeds from the sale of the Capital Securities will be combined with the proceeds from the sale by the Trust to the Company of its common securities, and will be used by the Trust to purchase an equivalent amount of Floating Rate Junior Subordinated Deferrable Interest Debentures of the Company (the "Debentures") to be issued by the Company pursuant to an indenture to be executed by the Company and U.S. Bank, as trustee (the "Indenture"); and

C. In consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto agree as follows:

ARTICLE I
                     PURCHASE AND SALE OF CAPITAL SECURITIES

1.1. Upon the execution of this Agreement, the Purchaser hereby agrees to purchase from the Trust 15,000 Capital Securities at a price equal to $1,000.00 per Capital Security (the "Purchase Price") and the Trust agrees to sell such Capital Securities to the Purchaser for said Purchase Price. The rights and preferences of the Capital Securities are set forth in the Declaration. The Purchase Price is payable in immediately available funds on May 15, 2003, or such other business day as may be designated by the Purchaser, but in no event later than May 22, 2003 (the "Closing Date"). The Offerors shall provide the Purchaser wire transfer instructions no later than 1 day following the date hereof.

1.2. The certificate for the Capital Securities shall be delivered by the Trust on the Closing Date to the Purchaser or its designee.

1.3. The Placement Agreement, dated April 22, 2003 (the "Placement Agreement"), among the Offerors and the Placement Agents identified therein includes certain representations and warranties, covenants and conditions to closing and certain other matters governing the Offering. The Placement Agreement is hereby incorporated by reference into this Agreement and the Purchaser shall be entitled to each of the benefits of the Placement Agents and the Purchaser under the Placement Agreement and shall be entitled to enforce the obligations of the Offerors under such Placement Agreement as fully as if the Purchaser were a party to such Placement Agreement.

ARTICLE II
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

2.1. The Purchaser understands and acknowledges that neither the Capital Securities, the Debentures nor the Guarantee have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable securities law, are being offered for sale by the Trust in transactions not requiring registration under the Securities Act, and may not be offered, sold, pledged or otherwise transferred by the Purchaser except in compliance with the registration requirements of the Securities Act or any other applicable securities laws, pursuant to an exemption therefrom or in a transaction not subject thereto.

2.2. The Purchaser represents, warrants and certifies that (i) it is not a "U.S. person" as such term is defined in Rule 902 under the Securities Act, (ii) it is not acquiring the Capital Securities for the account or benefit of any such U.S. person, (iii) the offer and sale of Capital Securities to the Purchaser constitutes an "offshore transaction" under Regulation S of the Securities Act, and (iv) it will not engage in hedging transactions with regard to the Capital Securities unless such transactions are conducted in compliance with the Securities Act and the Purchaser agrees to the legends and transfer restrictions set forth on the Capital Securities certificate.

2.3. The Purchaser represents and warrants that it is purchasing the Capital Securities for its own account, for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or other applicable securities laws, subject to any requirement of law that the disposition of its property be at all times within its control and subject to its ability to resell such Capital Securities pursuant to an effective registration statement under the Securities Act or under Rule 144A or any other exemption from registration available under the Securities Act or any other applicable Securities law.

2.4. The Purchaser represents and warrants that it has full power and authority to execute and deliver this Agreement, to make the representations and warranties specified herein, and to consummate the transactions contemplated herein and it has full right and power to subscribe for Capital Securities and perform its obligations pursuant to this Agreement.

2.5. The Purchaser, a Cayman Islands Company whose business includes issuance of certain notes and acquiring the Capital Securities and other similar securities, represents and warrants that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing the Capital Securities, has had the opportunity to ask questions of, and receive answers and request additional information from, the Offerors and is aware that it may be required to bear the economic risk of an investment in the Capital Securities.

2.6. The Purchaser represents and warrants that no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any governmental body, agency or court having jurisdiction over the Purchaser, other than those that have been made or obtained, is necessary or required for the performance by the Purchaser of its obligations under this Agreement or to consummate the transactions contemplated herein.

2.7. The Purchaser represents and warrants that this Agreement has been duly authorized, executed and delivered by the Purchaser.

2.8. The Purchaser represents and warrants that (i) the Purchaser is not in violation or default of any term of its Memorandum of Association or Articles of Association, of any provision of any mortgage, indenture, contract, agreement, instrument or contract to which it is a party or by which it is bound or of any judgment, decree, order, writ or, to its knowledge, any statute, rule or regulation applicable to the Purchaser which would prevent the Purchaser from performing any material obligation set forth in this Agreement; and (ii) the execution, delivery and performance of and compliance with this Agreement, and the consummation of the transactions contemplated herein, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term, or the suspension, revocation, impairment, forfeiture or non-renewal of any permit, license, authorization or approval applicable to the Purchaser, its business or operations or any of its assets or properties which would prevent the Purchaser from performing any material obligations set forth in this Agreement.

2.9. The Purchaser represents and warrants that the Purchaser is an exempted company with limited liability duly incorporated, validly existing and in good standing under the laws of the jurisdiction where it is organized, with full power and authority to perform its obligations under this Agreement.

2.10. The Purchaser understands and acknowledges that the Company will rely upon the truth and accuracy of the foregoing acknowledgments, representations, warranties and agreements and agrees that, if any of the acknowledgments, representations, warranties or agreements deemed to have been made by it by its purchase of the Capital Securities are no longer accurate, it shall promptly notify the Company.

2.11. The Purchaser understands that no public market exists for any of the Capital Securities, and that it is unlikely that a public market will ever exist for the Capital Securities.

ARTICLE III
                                  MISCELLANEOUS

3.1. Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, international courier or delivered by hand against written receipt therefor, or by facsimile transmission and confirmed by telephone, to the following addresses, or such other address as may be furnished to the other parties as herein provided:

         To the Offerors:           Donegal Group Inc.
                                   1195 River Road
                                   Marietta, Pennsylvania  17547
                                   Attention:  Donald H. Nikolaus
                                   Telecopier:  717-426-7009


         To the Purchaser:          I-Preferred Term Securities II, Ltd.
                                    c/o Maples Finance Limited
                                    P.O. Box 1093 GT
                                    Queensgate House
                                    South Church Street
                                    George Town, Grand Cayman
                                    Cayman Islands
                                    Attention:  The Directors
                                    Fax:  345-945-7100

         Unless otherwise expressly provided herein, notices shall be deemed to have been given on the date of mailing, except notice of change of address, which shall be deemed to have been given when received.

3.2. This Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

3.3. Upon the execution and delivery of this Agreement by the Purchaser, this Agreement shall become a binding obligation of the Purchaser with respect to the purchase of Capital Securities as herein provided.

3.4. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

3.5. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

3.6. This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

3.7. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that all of the Offerors' and the Purchaser's rights and privileges shall be enforceable to the fullest extent permitted by law.

                     SIGNATURES APPEAR ON THE FOLLOWING PAGE

         IN WITNESS WHEREOF, I have set my hand the day and year first written above.

I-PREFERRED TERM SECURITIES II, LTD.

By:
Name:
Title:

         IN WITNESS WHEREOF, this Agreement is agreed to and accepted as of the day and year first written above.

                                                    DONEGAL GROUP INC.


                                                    By:
                                                    Name:
                                                    Title:


                                                    DGI STATUTORY TRUST I


                                                    By:
                                                    Name:
                                                    Title:  Administrator

NYB 550929.4 07935 00425                                B-1-4

NYB 550929.4 07935 00425                                B-1-1
                                   EXHIBIT B-1

                         FORM OF COMPANY COUNSEL OPINION

                                 [CLOSING], 2003

I-Preferred Term Securities II, Ltd.              FTN Financial Capital Markets
c/o Maples Finance Limited                        845 Crossover Lane, Suite 150
P. O. Box 1093 GT                                 Memphis, Tennessee  38117
Queensgate House
South Church Street                               Keefe, Bruyette & Woods, Inc.
George Town, Grand Cayman                         787 7th Avenue, 4th Floor
Cayman Islands                                    New York, New York  10019


Ladies and Gentlemen:

         We have acted as counsel to Donegal Group Inc. (the "Company"), a Delaware corporation in connection with a certain Placement Agreement, dated [PRICING], 2003, (the "Placement Agreement"), between the Company and DGI Statutory Trust I (the "Trust"), on one hand, and FTN Financial Capital Markets and Keefe, Bruyette & Woods, Inc. (the "Placement Agents"), on the other hand. Pursuant to the Placement Agreement, and subject to the terms and conditions stated therein, the Trust will issue and sell to I-Preferred Term Securities II, Ltd. (the "Purchaser"), $[____________] aggregate principal amount of Floating Rate Capital Securities (liquidation amount $1,000.00 per capital security) (the "Capital Securities").

         Capitalized terms used herein and not otherwise defined shall have the same meanings ascribed to them in the Placement Agreement.

         The law covered by the opinions expressed herein is limited to the law of the United States of America and of the State[s] of Delaware and [STATE WHERE COMPANY'S PRINCIPAL BUSINESS IS LOCATED].

         We have reviewed (a) the Company's Articles of Incorporation, as amended, and its By-Laws, as amended, and (b) such corporate documents, records, information and certificates of the Company and its Significant Subsidiaries, certificates of public officials or government authorities and other documents as we have deemed necessary or appropriate as a basis for the opinions hereinafter expressed. As to certain facts material to our opinions, we have relied, with your permission, upon statements, certificates or representations, including those delivered or made in connection with the above-referenced transaction, of officers and other representatives of the Company and its Significant Subsidiaries and the Trust.

         As used herein, the phrase "to our knowledge" or "to the best of our knowledge" or other similar phrase means the actual knowledge of the attorneys who have had active involvement in the transactions described above or who have prepared or signed this opinion letter, or who otherwise have devoted substantial attention to legal matters for the Company.

         Based upon and subject to the foregoing and the further qualifications set forth below, we are of the opinion as of the date hereof that:

1. The Company is validly existing and in good standing under the laws of the State of Delaware. Each of the Significant Subsidiaries is validly existing and in good standing under the laws of its jurisdiction of organization. Each of the Company and the Significant Subsidiaries has full corporate power and authority to own or lease its properties and to conduct its business as such business is currently conducted in all material respects. To our knowledge, all outstanding shares of capital stock of the Significant Subsidiaries have been duly authorized and validly issued, and are fully paid and nonassessable and owned of record and beneficially, directly or indirectly by the Company.

2. The issuance, sale and delivery of the Debentures in accordance with the terms and conditions of the Placement Agreement and the Operative Documents have been duly authorized by all necessary actions of the Company. The issuance, sale and delivery of the Debentures by the Company and the issuance, sale and delivery of the Trust Securities by the Trust do not give rise to any preemptive or other rights to subscribe for or to purchase any shares of capital stock or equity securities of the Company or the Significant Subsidiaries pursuant to the corporate Articles of Incorporation or Charter, By-Laws or other governing documents of the Company or the Significant Subsidiaries, or, to our knowledge, any agreement or other instrument to which either Company or the Significant Subsidiaries is a party or by which the Company or the Significant Subsidiaries may be bound.

3. The Company has all requisite corporate power to enter into and perform its obligations under the Placement Agreement and the Subscription Agreement, and the Placement Agreement and the Subscription Agreement have been duly and validly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by other parties, constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as the enforcement thereof may be limited by general principles of equity and by bankruptcy or other laws affecting creditors' rights generally, and except as the indemnification and contribution provisions thereof may be limited under applicable laws and certain remedies may not be available in the case of a non-material breach.

4. Each of the Indenture, the Trust Agreement and the Guarantee Agreement has been duly authorized, executed and delivered by the Company, and, assuming due authorization, execution and delivery by other parties, is a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity.

5. The Debentures have been duly authorized, executed and delivered by the Company, are entitled to the benefits of the Indenture and are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity.

6. To our knowledge, neither the Company, the Trust, nor any other Significant Subsidiaries of the Company is in breach or violation of, or default under, with or without notice or lapse of time or both, its Articles of Incorporation or Charter, By-Laws or other governing documents (including without limitation, the Trust Agreement). The execution, delivery and performance of the Placement Agreement and the Operative Documents and the consummation of the transactions contemplated by the Placement Agreement and the Operative Documents do not and will not (i) result in the creation or imposition of any material lien, claim, charge, encumbrance or restriction upon any property or assets of the Company or its Significant Subsidiaries, or (ii) conflict with, constitute a material breach or violation of, or constitute a material default under, with or without notice or lapse of time or both, any of the terms, provisions or conditions of
(A) the Articles of Incorporation or Charter, By-Laws or other governing documents of the Company or its Significant Subsidiaries, or (B) to our knowledge, any material contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, franchise, license or any other agreement or instrument to which the Company or its Significant Subsidiaries is a party or by which any of them or any of their respective properties may be bound or (C) any order, decree, judgment, franchise, license, permit, rule or regulation of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, known to us having jurisdiction over the Company or its Significant Subsidiaries or any of their respective properties which, in the case of each of (i) or (ii) above, is material to the Company and its Significant Subsidiaries on a consolidated basis.

7. Except for filings, registrations or qualifications that may be required by applicable securities laws, no authorization, approval, consent or order of, or filing, registration or qualification with, any person (including, without limitation, any court, governmental body or authority) is required under the laws of the State of [STATE WHERE COMPANY'S PRINCIPAL BUSINESS IS LOCATED] in connection with the transactions contemplated by the Placement Agreement and the Operative Documents in connection with the offer and sale of the Capital Securities as contemplated by the Placement Agreement and the Operative Documents.

8. To our knowledge (i) no action, suit or proceeding at law or in equity is pending or threatened to which the Offerors or their Significant Subsidiaries are or may be a party, and (ii) no action, suit or proceeding is pending or threatened against or affecting the Offerors or their Significant Subsidiaries or any of their properties, before or by any court or governmental official, commission, board or other administrative agency, authority or body, or any arbitrator, wherein an unfavorable decision, ruling or finding could reasonably be expected to have a Material Adverse Effect on the consummation of the transactions contemplated by the Placement Agreement and the Operative Documents or the issuance and sale of the Capital Securities as contemplated therein or the condition (financial or otherwise), earnings, affairs, business, or results of operations of the Offerors and their Significant Subsidiaries on a consolidated basis.

9. Assuming the truth and accuracy of the representations and warranties of the Placement Agents in the Placement Agreement and the Purchaser in the Subscription Agreement, it is not necessary in connection with the offering, sale and delivery of the Capital Securities, the Debentures and the Guarantee Agreement (or the Guarantee) to register the same under the Securities Act of 1933, as amended, under the circumstances contemplated in the Placement Agreement and the Subscription Agreement.

10. Neither the Company nor the Trust is or after giving effect to the offering and sale of the Capital Securities and the consummation of the transactions described in the Placement Agreement will be, an "investment company" or an entity "controlled" by an "investment company," in each case within the meaning of the Investment Company Act of 1940, as amended, without regard to Section 3(c) of such Act .

         The opinion expressed in the first two sentences of numbered paragraph 1 of this Opinion Letter is based solely upon certain certificates and confirmations issued by the applicable governmental officer or authority with respect to each of the Company and the Significant Subsidiaries.

         [With respect to the foregoing opinions, since no member of this firm is actively engaged in the practice of law in the States of Connecticut or New York, we do not express any opinions as to the laws of such states and have (i) relied, with your approval, upon the opinion of Bingham McCutchen LLP with respect to matters of Connecticut law, and (ii) assumed, with your approval and without rendering any opinion to such effect, that the laws of the State of New York, in all respects material to this opinion, are substantively identical to the laws of the State of [STATE WHERE COMPANY'S PRINCIPAL BUSINESS IS LOCATED], without regard to conflict of law provisions.]1

         This opinion is rendered to you solely pursuant to Section 3.1(a) of the Placement Agreement. As such, it may be relied upon by you only and may not be used or relied upon by any other person for any purpose whatsoever without our prior written consent.

                                                              Very truly yours,

NYB 550929.4 07935 00425                                B-2-6

NYB 550929.4 07935 00425                                B-2-1
                                   EXHIBIT B-2

                       FORM OF CONNECTICUT COUNSEL OPINION

TO THE PARTIES LISTED
ON SCHEDULE I HERETO

Ladies and Gentlemen:

         We have acted as special counsel in the State of Connecticut (the "State") for DGI Statutory Trust I (the "Trust"), a Connecticut statutory trust formed pursuant to the Amended and Restated Declaration of Trust (the "Trust Agreement") dated as of the date hereof, among Donegal Group Inc., a Delaware corporation (the "Sponsor"), U.S. Bank National Association, a national banking association ("U.S. Bank"), in its capacity as Institutional Trustee (the "Institutional Trustee"), and Jeffrey D. Miller, Ralph G. Spontak and Daniel J. Wagner, each, an individual, (each, an "Administrator") in connection with the issuance by the Trust to the Holders (as defined in the Trust Agreement) of its capital securities (the "Capital Securities") pursuant to the Placement Agreement dated as of [PRICING], 2003 (the "Placement Agreement"), the issuance by the Trust to the Sponsor of its Common Securities, pursuant to the Trust Agreement and the acquisition by the Trust from the Sponsor of Debentures, issued pursuant to the Indenture dated as of the date hereof (the "Indenture").

         The Institutional Trustee has requested that we deliver this opinion to you in accordance with Section 3.1(b) of the Placement Agreement. Capitalized terms not otherwise defined herein shall have the meanings specified in, or defined by reference in or set forth in the Operative Documents (as defined below).

         Our representation of the Trust has been as special counsel for the limited purposes stated above. As to all matters of fact (including factual conclusions and characterizations and descriptions of purpose, intention or other state of mind), we have relied, with your permission, entirely upon (i) the representations and warranties of the parties set forth in the Operative Documents, and (ii) certificates delivered to us by the management of U.S. Bank, and have assumed, with your permission, without independent inquiry, the accuracy of those representations, warranties and certificates.

         We have examined the following documents to which the Trust is a party, each of which is dated the date hereof, unless otherwise noted:

                           (i)      the Trust Agreement;

                           (ii)     the Placement Agreement;

                           (iii)    the Subscription Agreement;

                           (iv)     the Certificate of Common Securities;

                           (v)      the Certificate of Capital Securities;

                           (vi)     the Guarantee Agreement;

                           (vii) the Certificate of Trust filed with the Secretary of State of the State of Connecticut dated [FILE DATE], 2003; and

                           (viii) a Certificate of Legal Existence for the Trust obtained from the Secretary of State of the State of Connecticut dated [CERTIFICATE DATE], 2003 (the "Certificate of Legal Existence").

         The documents referenced in subparagraphs (i) through (vii) above are hereinafter referred to collectively as the "Operative Documents."

         We have also examined originals, or copies, certified or otherwise identified to our satisfaction, of such other corporate and public records and agreements, instruments, certificates and other documents as we have deemed necessary or appropriate for the purposes of rendering this opinion. For purposes of our opinion rendered in paragraph 1 below, with respect to the legal existence of the Trust, our opinion relies entirely upon and is limited by the Certificate of Legal Existence, which is attached hereto as EXHIBIT A.

         We have assumed, with your permission, the genuineness of all signatures (other than those on behalf of U.S. Bank, the Guarantee Trustee, Indenture Trustee, Institutional Trustee and the Trust), the conformity of the originals of all documents reviewed by us as copies, the authenticity and completeness of all original documents reviewed by us in original or copy form and the legal competence of each individual executing any document (other than those individuals executing documents on behalf of U.S. Bank, the Guarantee Trustee, Indenture Trustee, Institutional Trustee and the Trust).

         When an opinion set forth below is given to the best of our knowledge, or to our knowledge, or with reference to matters of which we are aware or which are known to us, or with another similar qualification, the relevant knowledge or awareness is limited to the actual knowledge or awareness of the individual lawyers in the firm who have participated directly and substantively in the specific transactions to which this opinion relates and without any special or additional investigation undertaken for the purposes of this opinion except as indicated herein.

         For the purposes of this opinion we have made such examination of law as we have deemed necessary. The opinions expressed below are limited solely to the internal substantive laws of the State (as applied by courts located in the State without regard to choice of law) and we express no opinion as to the laws of any other jurisdiction. To the extent to which this opinion deals with matters governed by or relating to the laws of any other state or jurisdiction, we have assumed, with your permission, that the Operative Documents are governed by the internal substantive laws of the State.

         We express no opinion as to (i) the effect of suretyship defenses, or defenses in the nature thereof, with respect to the obligations of any applicable guarantor, joint obligor, surety, accommodation party, or other secondary obligor or any provisions of the Trust Agreement with respect to indemnification or contribution, and (ii) the accuracy or completeness of any exhibits or schedules to the Operative Documents. No opinion is given herein as to the choice of law or internal substantive rules of law that any court or other tribunal may apply to the transactions contemplated by the Operative Documents. No opinion is expressed herein as to the application or effect of federal securities laws or as to the securities or so-called "Blue Sky" laws of Connecticut or of any other state or other jurisdiction.

         Our opinion, with your permission, is further subject to the following exceptions, qualifications and assumptions:

(a) We have assumed without any independent investigation that (i) each party to the Operative Documents, other than U.S. Bank, the Guarantee Trustee, Indenture Trustee, Institutional Trustee and the Trust, as applicable, at all times relevant thereto, is validly existing and in good standing under the laws of the jurisdiction in which it is organized, and is qualified to do business and in good standing under the laws of each jurisdiction where such qualification is required generally or necessary in order for such party to enforce its rights under such Operative Documents, (ii) each party to the Operative Documents, at all times relevant thereto, had and has the full power, authority and legal right under its certificate of incorporation, partnership agreement, by-laws, and other governing organizational documents, and the applicable corporate, partnership, or other enterprise legislation and other applicable laws, as the case may be (other than U.S. Bank, the Guarantee Trustee, Indenture Trustee, Institutional Trustee or the Trust) to execute, deliver and to perform its obligations under, the Operative Documents, and (iii) each party to the Operative Documents other than U.S. Bank, the Guarantee Trustee, Indenture Trustee, Institutional Trustee or the Trust has duly executed and delivered each of such agreements and instruments to which it is a party and that the execution and delivery of such agreements and instruments and the transactions contemplated thereby have been duly authorized by proper corporate or other organizational proceedings as to each such party.

(b) We have assumed without any independent investigation (i) that the Institutional Trustee, the Sponsor and the Administrators have received the agreed to and stated consideration for the incurrence of the obligations applicable to it under the Trust Agreement and each of the other Operative Documents, (ii) that each of the Operative Documents (other than the Trust Agreement) is a valid, binding and enforceable obligation of each party thereto other than the Trust, U.S. Bank and the Institutional Trustee, as applicable, and (iii) for the purposes of this opinion letter, we herein also assume that each of the Operative Documents (other than the Trust Agreement) constitutes a valid, binding and enforceable obligation of U.S. Bank, the Guarantee Trustee and the Indenture Trustee, as applicable under Connecticut and federal law (as to which such matters we are delivering to you a separate opinion letter on this date, which is subject to the assumptions, qualifications and limitations set forth therein).

(c) The enforcement of any obligations of U.S. Bank, the Sponsor and the Administrators, as applicable, under the Trust Agreement and the obligations of the Trust under the other Operative Documents may be limited by the receivership, conservatorship and supervisory powers of depository institution regulatory agencies generally, as well as by bankruptcy, insolvency, reorganization, moratorium, marshaling or other laws and rules of law affecting the enforcement generally of creditors' rights and remedies (including such as may deny giving effect to waivers of debtors' or guarantors' rights); and we express no opinion as to the status under any fraudulent conveyance laws or fraudulent transfer laws of any of the obligations of U.S. Bank, the Sponsor, the Administrators or the Trust under any of the Operative Documents.

(d) We express no opinion as to the enforceability of any particular provision of the Trust Agreement or the other Operative Documents relating to remedies after default.

(e) We express no opinion as the availability of any specific or equitable relief of any kind.

(f) The enforcement of any rights may in all cases be subject to an implied duty of good faith and fair dealing and to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(g) We express no opinion as to the enforceability of any particular provision of any of the Operative Documents relating to (i) waivers of rights to object to jurisdiction or venue, or consents to jurisdiction or venue, (ii) waivers of rights to (or methods of) service of process, or rights to trial by jury, or other rights or benefits bestowed by operation of law, (iii) waivers of any applicable defenses, setoffs, recoupments, or counterclaims, (iv) waivers or variations of provisions which are not capable of waiver or variation under Sections 1-102(3), 9-501(3) or other provisions of the Uniform Commercial Code ("UCC") of the State, (v) the grant of powers of attorney to any person or entity, or (vi) exculpation or exoneration clauses, indemnity clauses, and clauses relating to releases or waivers of unmatured claims or rights.

(h) We express no opinion as to the effect of events occurring, circumstances arising, or changes of law becoming effective or occurring, after the date hereof on the matters addressed in this opinion letter, and we assume no responsibility to inform you of additional or changed facts, or changes in law, of which we may become aware.

(i) We express no opinion as to any requirement that any party to the Operative Documents (or any other persons or entities purportedly entitled to the benefits thereof) qualify or register to do business in any jurisdiction in order to be able to enforce its rights thereunder or obtain the benefits thereof.

         Based upon the foregoing and subject to the limitations and qualifications set forth herein, we are of the opinion that:

1. The Trust has been duly formed and is validly existing as a statutory trust under the Connecticut Statutory Trust Act, Chapter 615 of Title 34 of the Connecticut General Statutes, Section 500, ET SEQ. (the "Act").

2. The Trust Agreement constitutes a valid and binding obligation of U.S. Bank and the Institutional Trustee enforceable against U.S. Bank and the Institutional Trustee in accordance with the terms thereof.

3. The Trust Agreement constitutes a valid and binding obligation of the Sponsor and the Administrators, enforceable against the Sponsor and the Administrators in accordance with its terms.

4. The Trust has the requisite trust power and authority to (a) execute and deliver, and to perform its obligations under, the Operative Documents, and (b) perform its obligations under such Operative Documents.

5. Each of the Operative Documents to which the Trust is a party constitutes a valid and binding obligation of the Trust, enforceable against the Trust in accordance with the terms thereof.

6. The Capital Securities have been duly authorized by the Trust under the Trust Agreement, and the Capital Securities, when duly executed and delivered to the Holders in accordance with the Trust Agreement, the Placement Agreement and the Subscription Agreement, will be validly issued, fully paid and nonassessable and will evidence undivided beneficial interests in the assets of the Trust and will be entitled to the benefits of the Trust Agreement.

7. The Common Securities have been duly authorized by the Trust Agreement, and the Common Securities, when duly executed and delivered to the Company in accordance with the Trust Agreement, the Placement Agreement and the Subscription Agreement and delivered and paid for in accordance therewith, will be validly issued, fully paid and nonassessable (subject to Section 9.1(b) of the Trust Agreement which provides that the Holders of Common Securities are liable for debts and obligations of the Trust to the extent such debts and obligations are not satisfied out of the Trust's assets) and will evidence undivided beneficial interests in the assets of the Trust and will be entitled to the benefits of the Trust Agreement.

8. Neither the execution, delivery or performance by the Trust of the Operative Documents, the consummation by the Trust of the transactions contemplated thereby, nor compliance by the Trust with any of the terms and provisions thereof, (a) violates the Trust Agreement, or, to the best of our knowledge, contravenes or will contravene any provision of, or constitutes a default under, or results in any breach of, or results in the creation of any lien (other than as permitted under the Operative Documents) upon property of the Trust under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, license or other agreement or instrument, in each case known to us, to which it is a party or by which it is bound, or (b) violates any applicable Connecticut law governing the Trust, or, to the best of our knowledge, any judgment or order of any court or other tribunal, in each case known to us, applicable to or binding on it.

9. No consent, approval, order or authorization of, giving of notice to, or registration with, or taking of any other action in respect of, any Connecticut governmental authority regulating the Trust is required for the execution, delivery, validity or performance of, or the carrying out by, the Trust of any of the transactions contemplated by the Operative Documents, other than any such consent, approval, order, authorization, registration, notice or action as has been duly obtained, given or taken.

10. The Holders, as the beneficial holders of the Capital Securities, will be entitled to the same limitation of personal liability extended to shareholders of domestic corporations organized under the laws of the State.

11. Under the Trust Agreement, the issuance of the Capital Securities is not subject to preemptive rights.

12. Assuming that the Trust will not be taxable as a corporation for federal income tax purposes, but rather will be classified for such purposes as a grantor trust, the Trust will not be subject to any tax, fee or other government charge under the laws of the State of Connecticut or any political subdivision thereof.

         This opinion is rendered solely for the benefit of those institutions listed on SCHEDULE I hereto and their successors and assigns in connection with the transactions contemplated by the Operative Documents and may not be used or relied upon by any other person or for any other purpose.

                                                              Very truly yours,

NYB 550929.4 07935 00425
                                   SCHEDULE I

         U.S. Bank National Association

         FTN Financial Capital Markets

         Keefe, Bruyette & Woods, Inc.

         I-Preferred Term Securities II, Ltd.

         I-Preferred Term Securities II, Inc.

         LeBoeuf, Lamb, Greene & MacRae, L.L.P.

         Donegal Group Inc.

         Duane Morris LLP

NYB 550929.4 07935 00425
                            EXHIBIT A TO EXHIBIT B-2

                         CERTIFICATE OF LEGAL EXISTENCE

                                  See attached

NYB 550929.4 07935 00425                                B-3-6
                                   EXHIBIT B-3

                           FORM OF TAX COUNSEL OPINION






                                                                 [CLOSING], 2003



Donegal Group Inc.
1195 River Road
Marietta, Pennsylvania  17547

DGI Statutory Trust I
c/o Donegal Group Inc.
1195 River Road
Marietta, Pennsylvania  17547

FTN Financial Capital Markets
845 Crossover Lane, Suite 150
Memphis, Tennessee 38117

Keefe, Bruyette & Woods, Inc.
787 7th Avenue, 4th Floor
New York, New York 10019

Dear Sirs:

         We are acting as special United States tax counsel to Donegal Group Inc., a corporation organized and existing under the laws of Delaware (the "Company"), and to DGI Statutory Trust I, a statutory trust created under the laws of Connecticut (the "Trust"), in connection with the proposed issuance of
(i) Floating Rate Capital Securities, liquidation amount $1,000.00 per Capital Security (the "Capital Securities") of the Trust, pursuant to the terms of the Amended and Restated Declaration of Trust dated as of the date hereof by and among the Company, U.S. Bank National Association, as institutional trustee, and Jeffrey D. Miller, Ralph G. Spontak and Daniel J. Wagner, as Administrators (the "Trust Agreement"), (ii) Floating Rate Common Securities, liquidation amount $1,000 per common security (the "Common Securities") of the Trust, pursuant to the terms of the Trust Agreement, (iii) Floating Rate Junior Subordinated Deferrable Interest Debentures (the "Corresponding Debentures") of the Company issued pursuant to the terms of an Indenture dated as of the date hereof from the Company to U.S. Bank National Association, as trustee (the "Indenture"), which Corresponding Debentures are to be sold by the Company to the Trust, and
(iv) the Guarantee Agreement of the Company with respect to the Capital Securities dated as of the date hereof (the "Guarantee") between the Company and U.S. Bank National Association, as guarantee trustee. The Capital Securities, the Common Securities and the Corresponding Debentures are to be issued as contemplated by the Offering Circular (the "Offering Circular") dated [_______], 2003 prepared by I-Preferred Term Securities II, Ltd., an entity formed under the Companies Law of the Cayman Islands, and I-Preferred Term Securities II, Inc., a Delaware corporation.

         In formulating our opinions, we have examined originals or copies, certified or otherwise identified to our satisfaction, of documents, corporate records and other instruments as we have deemed necessary or appropriate for purposes of this opinion including (i) the Offering Circular, (ii) the Indenture, (iii) the form of the Corresponding Debentures attached as an exhibit to the Indenture, (iv) the Trust Agreement, (v) the Guarantee, and (vi) the forms of Capital Securities Certificate and Common Securities Certificate attached as exhibits to the Trust Agreement (collectively the "Documents"). Furthermore, we have relied upon certain representations made by the Company and upon the opinion of Bingham McCutchen LLP as to certain matters of Connecticut law.

         In such examination, we have assumed the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified photostatic copies, the authenticity of the originals of such latter documents, the genuineness of all signatures and the correctness of all representations made therein. We have further assumed that there are no agreements or understandings contemplated therein other than those contained in the Documents.

         In rendering our opinions, we have assumed that the transactions described in or contemplated by the Documents have been or will be carried out strictly in accordance with the Documents, and that such Documents accurately reflect the material facts of such transactions. Any variance in the facts may result in United States federal income tax consequences that differ from those reflected in the opinions set forth herein. Our opinion is also based on the Internal Revenue Code of 1986, as amended, (the "Code"), Treasury regulations, administrative rulings, judicial decisions, and other applicable authorities. The statutory provisions, regulations and interpretations on which our opinion is based are subject to change, possibly retroactively. In addition, there can be no assurance that the Internal Revenue Service will not take positions contrary to those stated in our opinion.

         Subject to the foregoing, under current law and based upon the facts, assumptions and qualifications contained herein, it is our opinion that:

          The Corresponding Debentures will be classified as indebtedness of the Company for United States federal income tax purposes.

          The Trust will be characterized as a grantor trust and not as an association taxable as a corporation for United States federal income tax purposes.

         The opinions we express herein are limited solely to matters governed by the federal income tax laws of the United States. Our opinion is provided solely to you as a legal opinion only, and not as a guaranty or warranty, and is limited to the specific transactions, documents, and matters described above. No opinion may be implied or inferred beyond that which is expressly stated in this letter.

         We express no opinion with respect to any matter not specifically addressed by the foregoing opinions, including state or local tax consequences, or any federal, state, or local issue not specifically referred to and discussed above including, without limitation, the effect on the matters covered by this opinion of the laws of any other jurisdiction.

         We are furnishing this opinion letter to you solely for your benefit in connection with the issuance of the Capital Securities, the Common Securities and the Corresponding Debentures. Copies of this opinion letter may be provided for the benefit of [RATING AGENCY]. No other person may rely upon this opinion letter or the opinions set forth herein. We disclaim any obligation to update this opinion for events occurring or coming to our attention after the date hereof.



                                                              Very truly yours,

                               DONEGAL GROUP INC.





                                                                 [CLOSING], 2003



LeBoeuf, Lamb, Greene & MacRae, L.L.P.
125 West 55th Street
New York, New York 10019
Attention: Robert A.N. Cudd

         Re: REPRESENTATIONS CONCERNING THE ISSUANCE OF FLOATING RATE JUNIOR SUBORDINATED DEFERRABLE INTEREST DEBENTURES (THE "CORRESPONDING DEBENTURES") TO DGI STATUTORY TRUST I (THE "TRUST") AND SALE OF TRUST SECURITIES (THE "TRUST SECURITIES") OF THE TRUST

Dear Sirs:

         In accordance with your request, Donegal Group Inc. (the "Company") hereby makes the following representations in connection with the preparation of your opinion letter as to the United States federal income tax consequences of the issuance by the Company of the Corresponding Debentures to the Trust and the sale of the Trust Securities.

         The Company hereby represents that:

(1) The sole assets of the Trust will be the Corresponding Debentures, any interest paid on the Corresponding Debentures to the extent not distributed, proceeds of the Corresponding Debentures, or any of the foregoing.

(2) The Company intends to use the net proceeds from the sale of the Corresponding Debentures for general corporate purposes.

(3) The Trust was not formed to conduct any trade or business and is not authorized to conduct any trade or business. The Trust exists for the exclusive purposes of (i) issuing and selling the Trust Securities,
         (ii) using the proceeds from the sale of Trust Securities to acquire the Corresponding Debentures, and (iii) engaging only in activities necessary or incidental thereto.

(4) The Trust was formed to facilitate direct investment in the assets of the Trust, and the existence of multiple classes of ownership is incidental to that purpose. There is no intent to provide holders of such interests in the Trust with diverse interests in the assets of the Trust.

(5) The Company intends to create a debtor-creditor relationship between the Company, as debtor, and the Trust, as a creditor, upon the issuance and sale of the Corresponding Debentures to the Trust by the Company. The Company will (i) record and at all times continue to reflect the Corresponding Debentures as indebtedness on its separate books and records for financial accounting purposes, and (ii) treat the Corresponding Debentures as indebtedness for all United States federal, state and local income tax purposes.

(6) During each year, the Trust's income will consist solely of payments made by the Company with respect to the Corresponding Debentures. Such payments will not be derived from the active conduct of a financial business by the Trust. Both the Company's obligation to make such payments and the measurement of the amounts payable by the Company are defined by the terms of the Corresponding Debentures. Neither the Company's obligation to make such payments nor the measurement of the amounts payable by the Company is dependent on income or profits of the Company or any affiliate of the Company.

(7) The Company has reviewed projections of earnings, cash flow, capital and surplus and other relevant financial and economic data relating to the Company and its affiliates. Based on the current and estimated net cash flow and the projections of earnings, cash flow, capital and surplus of the Company and its affiliates, the Company believes its net cash flow will be in excess of the amount of principal and interest required to be paid in accordance with the terms of the Corresponding Debentures and the Company expects that it will be able to make, and will make, timely payment of principal and interest in accordance with the terms of the Corresponding Debentures with available capital or accumulated net cash flow.

(8) The principal insurance operating subsidiary of the Company has received either a financial strength rating of at least B+ with a neutral or positive outlook from A.M. Best Company, Inc., or an investment grade financial strength rating from either Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or Fitch Ratings.

(9) The terms and conditions of the Corresponding Debentures, including the interest rate, were determined on an arm's length basis.

(10) The Company presently has no intention to defer interest payments on the Corresponding Debentures, and it considers the likelihood of such a deferral to be remote because, if it were to exercise its right to defer payments of interest with respect to the Corresponding Debentures, it would not be permitted to declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any capital stock of the Company or any affiliate of the Company (other than payments of dividends or distributions to the Company) or make any payment of principal of or interest or premium, if any, on or repay, repurchase, or redeem any debt securities of the Company or any affiliate of the Company that rank PARI PASSU in all respects with or junior in interest to the Corresponding Debentures, in each case subject to limited exceptions stated in Section 2.11 of the Indenture to be entered into in connection with the issuance of the Corresponding Debentures.

(11) Immediately after the issuance of the Corresponding Debentures, the debt-to-equity ratio of the Company (as determined for financial accounting purposes) will be no higher than three to one (3 : 1). The Company has no plan or intention to issue debt that would cause such ratio to exceed three to one (3 : 1). For purposes of this paragraph 11, (i) the Corresponding Debentures will be treated as debt and payments thereon will be treated as interest, (ii) other debt (as determined for financial accounting purposes) shall include both short-term and long-term indebtedness of the Company, and (iii) equity (as determined for financial accounting purposes) shall include capital stock, preferred stock, if any, paid in surplus and retained earnings of the Company.

(12) To the best of our knowledge, the Company's subsidiaries are currently in compliance with all applicable federal, state, and local capital requirements, except to the extent that failure to comply with any such requirements would not have a material adverse effect on the Company and its subsidiaries.

(13) For purposes hereof, you may rely on the representations made by the Company in Sections 5.16 and 5.17 of the Placement Agreement dated as of [PRICING], 2003, by and among FTN Financial Capital Markets, Keefe, Bruyette & Woods, Inc., the Trust and the Company.

(14) The Company will not issue any class of common stock or preferred stock senior in rights (such as payment rights and liquidation preference) to the Corresponding Debentures during their term.

(15) The Internal Revenue Service has not challenged the interest deduction on any class of the Company's subordinated debt in the last ten (10) years on the basis that such debt constitutes equity for federal income tax purposes.

         The above representations are accurate as of the date hereof and will continue to be accurate through the issuance of the Trust Securities, unless you are otherwise notified by us in writing. The undersigned understands that you will rely on the foregoing in connection with rendering certain legal opinions, and possesses the authority to make the representations set forth in this letter on behalf of the Company.


                                                              Very truly yours,


                                                              DONEGAL GROUP INC.



                                                              By:
                                                                 Name:
                                                                 Title:

NYB 550929.4 07935 00425
                                    EXHIBIT C

                            SIGNIFICANT SUBSIDIARIES


Atlantic States Insurance Company (Pennsylvania
Southern Insurance Company of Virginia (Virginia)

NYB 550929.4 07935 00425
                                               EXHIBIT D

                                        FORM OF QUARTERLY REPORT


I-Preferred Term Securities II, Ltd.
c/o The Bank of New York
101 Barclay Street, Floor 8-East
CDO Unit
New York, New York  10286
Attention:  Franco Talavera
CDO Relationship Manager

PLEASE COMPLETE FOR THE PRINCIPAL INSURANCE OPERATING SUBSIDIARY


AS OF YEAR END _______, 20__

NAIC Risk Based Capital Ratio (authorized control level)                                 _________ %

AS OF [MARCH 31, JUNE 30, SEPTEMBER 30, OR DECEMBER 31,] 20___

Total Policyholders' Surplus                                                             $__________

Consolidated Debt to Total Policyholders' Surplus                                        ___________%

Total Assets                                                                             $__________

NAIC Class 1 & 2 Rated Investments to Total Fixed Income Investments                     ___________%

NAIC Class 1 & 2 Rated Investments to Total Investments                                  ___________%

Return on Policyholders' Surplus                                                         ___________%

FOR PROPERTY & CASUALTY COMPANIES

EXPENSE RATIO                                                                            ___________%

LOSS AND LAE RATIO                                                                       ___________%

COMBINED RATIO                                                                           ___________%

NET PREMIUMS WRITTEN (ANNUALIZED) TO POLICYHOLDERS' SURPLUS                              ___________%








----------------------------------------------------------------- ---------------------------------------------------------------
NAIC Risk Based Capital Ratio-P&C                                 (Total Adjusted  Capital/Authorized  Control Level  Risk-Based
                                                                  Capita/)/2
----------------------------------------------------------------- ---------------------------------------------------------------
----------------------------------------------------------------- ---------------------------------------------------------------
NAIC Risk Based Capital Ratio-Life                                ((Total Adjusted Capital-Asset  Valuation  Reserve)/Authorized
                                                                  Control Level Risk-Based Capita/)/2
----------------------------------------------------------------- ---------------------------------------------------------------
----------------------------------------------------------------- ---------------------------------------------------------------
Total Capital and Surplus-Life                                    Common  Capital  Stock + Preferred  Capital  Stock + Aggregate
                                                                  Write-Ins  for  other  than  special  surplus  funds + Surplus
                                                                  Notes  +Gross  Paid-In  and  Contributed  Surplus +  Aggregate
                                                                  Write-Ins  for  Special  Surplus  Funds  +  Unassigned   Funds
                                                                  (Surplus) - Treasury Stock
----------------------------------------------------------------- ---------------------------------------------------------------
----------------------------------------------------------------- ---------------------------------------------------------------
Total Capital and Surplus-P&C                                     Aggregate   Write-Ins  for  Special  Surplus  Funds  +  Common
                                                                  Capital Stock + Preferred Capital Stock + Aggregate  Write-Ins
                                                                  for other than special  surplus  funds + Surplus  Notes +Gross
                                                                  Paid-In and Contributed  Surplus + Unassigned  Funds (Surplus)
                                                                  - Treasury Stock
----------------------------------------------------------------- ---------------------------------------------------------------
----------------------------------------------------------------- ---------------------------------------------------------------
Total  Class 1 & 2  Rated  Investments  to  Total  Fixed  Income  (Total Class 1 + Total Class 2 Rated  Investments)/Total Fixed
Investments                                                       Income Investments
----------------------------------------------------------------- ---------------------------------------------------------------
----------------------------------------------------------------- ---------------------------------------------------------------
Total Class 1 & 2 Rated Investments to Total Investments          (Total  Class  1 +  Total  Class  2  Rated  Investments)/Total
                                                                  Investments
----------------------------------------------------------------- ---------------------------------------------------------------
----------------------------------------------------------------- ---------------------------------------------------------------
Total Assets                                                      Total Assets
----------------------------------------------------------------- ---------------------------------------------------------------
----------------------------------------------------------------- ---------------------------------------------------------------
Return on Policyholders' Surplus                                  Net Income/Policyholders' Surplus
----------------------------------------------------------------- ---------------------------------------------------------------
----------------------------------------------------------------- ---------------------------------------------------------------
Expense Ratio                                                     Other Underwriting Expenses Incurred/Net premiums Earned
----------------------------------------------------------------- ---------------------------------------------------------------
----------------------------------------------------------------- ---------------------------------------------------------------
Loss and LAE Ratio                                                (Losses Incurred + Loss Expenses Incurred)/Net Premiums Earned
----------------------------------------------------------------- ---------------------------------------------------------------
----------------------------------------------------------------- ---------------------------------------------------------------
Combined Ratio                                                    Expense Ratio + Loss and LAE Ratio
----------------------------------------------------------------- ---------------------------------------------------------------
----------------------------------------------------------------- ---------------------------------------------------------------
Net Premiums Written (annualized) to Policyholders' Surplus       Net Premiums Written/Policyholders' Surplus
----------------------------------------------------------------- ---------------------------------------------------------------

--------
1 To be used if author of opinion is not qualified to practice in the State of New York.